AMENDMENT TWO TO AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT

This Amendment Two to Amended and Restated Revolving Credit and Term Loan Agreement (“Amendment”) is dated November 30, 2012 (“Effective Date”) by and between ADDVANTAGE TECHNOLOGIES GROUP, INC., an Oklahoma corporation (“Borrower”) and BOKF, NA dba Bank of Oklahoma, formerly known as Bank of Oklahoma, N.A. (“Lender”).

RECITALS

A. Reference is made to the Amended and Restated Revolving Credit and Term Loan Agreement dated as of November 30, 2010 (as amended, the “Loan Agreement”), by and between Borrower and Lender, under which was established or restated a $7,000,000 revolving line (“Revolving Line”), a $16,300,000 term loan (which has been paid in full), and a $2,760,000 term loan (separately and collectively, the "Loan"), and pursuant to which other loan documents were executed and delivered to Lender, including without limitation the following (together with the Loan Agreement, separately and collectively, the “Loan Documents”): (i) $7,000,000 Promissory Note (“Existing Line Note”) dated November 30, 2011 payable by Borrower to the order of Lender; (ii) $2,760,000 Promissory Note (“$2,760,000 Term Note”) dated November 20, 2006 payable by Borrower to the order of Lender, maturing November 30, 2021, which as of the Effective Date has an outstanding principal balance of $1,701,954; (iii) Security Agreements; (iv) Guaranty Agreements from each of the Guarantors; (v) Subordination Agreements; and (vi) other instruments, documents and agreements executed or delivered to Lender in connection with the Loan Agreement.

B. Borrower has requested Lender to extend its Commitment as to the Revolving Line and the maturity date of the Existing Line Note to November 29, 2013; and Lender has agreed to such request, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

For valuable consideration received, Borrower and Lender agree to the following:

1. Definitions. Capitalized terms used in this Amendment (including capitalized terms used in the Recitals) that are not otherwise defined herein have the respective meanings ascribed to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1. Revolving Line Commitment. Subject to the terms and conditions of this Amendment, Lender agrees to extend its Commitment as to the Revolving Line to November 29, 2013; and in furtherance hereof: (i) Section 1.72 (Termination Date) is hereby amended to replace the date “November 30, 2012” to now read “November 29, 2013”; and (ii) Borrower shall execute and deliver to Lender the $7,000,000 Promissory Note (“Renewal Line Note”) in form and content as set forth on EXHIBIT A hereto, which evidences an extension, renewal and modification, but not a novation or payment, of the Existing Line Note.

2.2. Jones Broadband International, Inc. Dissolution. Borrower has advised Lender that Jones Broadband International, Inc. (“JBI”) has been dissolved and has requested Lender to waive such occurrence as an Initial Default or Matured Default under Section 9.12 of the Loan Agreement. Lender hereby waives such violation, provided that such waiver shall not constitute a course of conduct or implication of consent to any other dissolution as to Borrower or any other Guarantor. Borrower shall deliver to Lender upon the execution hereof copies of all instruments, documents and agreements relating to such dissolution. Additionally, Lender hereby agrees that the Guaranty Agreement and Security Agreement executed by JBI in favor of Lender are hereby terminated.

2.3. Name Change. Borrower has advised Lender that Broadband Remarketing International, LLC (“BRI”) has changed is legal name to ADAMS GLOBAL COMMUNICATIONS, LLC (“AGC”), as evidenced by the Articles of Amendment filed in the office of the Secretary of State of Oklahoma as Document Number 2011025002, dated and submitted September 14, 2012. Borrower hereby authorizes Lender to amend the existing UCC filings as to BRI to evidence such name change.

2.4. Dividends and Distributions. Lender has agreed to modify the limitations relating to distributions; accordingly, Section 7.11 is amended to read as follows:

“7.11. Dividends and Distributions. Directly or indirectly declare or pay any dividend on, or make any other distribution with respect to (whether by reduction of capital or otherwise), any ownership interest, or make any advances to owners of the Borrower other than for payment of tax liability relating to any permitted dividend or distribution; provided, that Borrower may pay dividends and make distributions, so long as of the time of such dividend of distribution (i) no Initial Default or Matured Default has occurred and is continuing, and (ii) Borrower shall have delivered to Lender a Compliance Certificate evidencing that Borrower is in compliance with the financial covenants set forth in Sections 8.1 and 8.2.”

3. Conditions. The effectiveness of this Amendment is subject to satisfaction of the following.

3.1. Loan Documents. The following loan documents and other instruments, documents and agreement shall be duly executed and/or delivered to Lender, each in form and substance satisfactory to the Lender:

3.1.1. This Amendment;

3.1.2. The Renewal Line Note; and

3.1.3. Any other instruments, documents or agreements reasonably requested by Lender in connection herewith.

3.2. No Default. No Initial Default or Matured Default shall have occurred and be continuing.

3.3. Legal Matters. All legal matters required by Lender and Lender’s legal counsel to be satisfied by the Borrower and any other Loan Party to this Amendment and the transactions contemplated hereby shall have been satisfied satisfactory to the Lender and its legal counsel.

3.4. Ratification of Borrower. Borrower shall and hereby (i) ratifies, affirms and restates its obligations under, and acknowledges, renews and extends its continued liability under, the Loan Agreement (as amended hereby) and all other Loan Documents to which it is a party, (ii) agrees that the Loan Agreement (as amended hereby) and all other Loan Documents to which it is a party remain in full force and effect, and (iii) represents that each representation and warranty set forth in the Loan Agreement (as amended hereby) and other Loan Documents to which it is a party remains true, correct and accurate as of the Effective Date, and are hereby restated. Borrower further agrees and represents to Lender that the facts set forth in the Recitals are true and correct.

3.5. Ratification of Guaranty Agreements. Each Guarantor, by execution of the ratification following the signature page hereof, shall and hereby (i) agrees to this Amendment, (ii) ratifies, affirms and restates its obligations under, and acknowledges, renews and extends its continued liability under, the Guaranty Agreement as to all Obligations of the Borrower, (iii) confirms that, after giving effect to the amendments provided for herein, the Guaranty Agreement remains in full force and effect, and (iv) represents that each representation and warranty set forth in the Guaranty Agreement remains true, correct and accurate as of the Effective Date, and are hereby restated.

3.6. Ratification of Collateral Documents. The Borrower and any other parties to any instruments, documents, agreements, assignments, security agreements or similar security instruments (separately and collectively, the “Collateral Documents”) executed under and pursuant to the Loan Agreement to secure payment of the Obligations of Borrower to Lender, by execution of the ratification following the signature page hereof, shall and hereby (i) agrees to this Amendment, (ii) ratifies, affirms and restates each Collateral Document to which it is a party, (iii) confirms that, after giving effect to the amendments provided for herein, the Collateral Documents remain in full force and effect, (iv) represents that each representation and warranty set forth in the Collateral Documents remains true and correct as of the Effective Date, and are hereby restated as of the Effective Date, and (v) ratifies and confirms that all Exhibits and Schedules attached to the Loan Agreement and other Loan Documents remain true, correct and accurate as of the Effective Date, and are hereby restated.

4. REPRESENTATIONS AND WARRANTIES.

4.1 Additional Representations and Warranties. The Borrower further represents and warrants to the Lender that:

4.1.1. The Borrower, and each other loan party (“Loan Party”) to any Loan Document (other than Lender), has the requisite power and authority and has been duly authorized to execute, deliver and perform its obligations under this Amendment, the Loan Agreement (as amended by this Amendment), and the other Loan Documents set forth under Section 3.1 (separately and collectively, the “Amendment Documents”).

4.1.2. The Amendment Documents are valid and legally binding obligations of each respective Loan Party, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights generally.

4.1.3. The execution, delivery and performance of the Amendment Documents by the Loan Parties do not and will not (a) conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or result in any violation of the organizational and operating agreements and documents of Borrower or any Loan Party, or any agreement, instrument, undertaking, judgment, decree, order, writ, injunction, statute, law, rule or regulation to which Borrower or any Loan Party is subject or by which the assets and property of the Borrower or any Loan Party is bound or affected, (b) result in the creation or imposition of any lien on any assets or property now or hereafter owned by the Borrower or any Loan Party pursuant to the provisions of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which Borrower or any Loan Party is a party, other than liens in favor of the Lender, (c) require any authorization, consent, license, approval or authorization of, or other action by, notice or declaration to, registration with, any governmental agency or authority or, to the extent any such consent or other action may be required, it has been validly procured or duly taken, or (d) result in the occurrence of an event materially adversely affecting the validity or enforceability of any rights or remedies of the Lender or the Borrower’s or any Loan Party’s ability to perform its obligations under the Loan Agreement and related Loan Documents.

5. MISCELLANEOUS.

5.1. Effect of Amendment. The terms of this Amendment shall be incorporated into and form a part of the Loan Agreement. Except as amended, modified and supplemented by this Amendment, the Loan Agreement shall continue in full force and effect in accordance with its stated terms, all of which are hereby reaffirmed, confirmed and restated in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Loan Agreement, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the Loan Agreement appearing in any of the Loan Documents shall hereafter be deemed references to the Loan Agreement as amended, modified and supplemented by this Amendment. This Amendment supersedes any prior or contemporaneous discussions, representations or agreements, oral or written, concerning the subject matter of this Amendment.

5.2. Descriptive Headings. The descriptive headings of the several paragraphs of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this amendment.

5.3. Governing Law. This Amendment, the Loan Agreement, and all other Loan Documents and all matters relating hereto or thereto or arising therefrom (whether sounding in contract law, tort law or otherwise), shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Oklahoma, without regard to conflicts of laws principles. Borrower hereby consents to the jurisdiction of any state or federal court located within the County of Tulsa, State of Oklahoma and irrevocably agrees that, subject to Lender’s election, all actions or proceedings arising out of or relating to the foregoing described documents and matters shall be litigated in such courts. Borrower expressly submits and consents to the jurisdiction of the aforesaid courts and waives any defense of forum non conveniens. Borrower hereby waives personal service of any and all process and agrees that all such service of process may be made upon Borrower by certified or registered mail, return receipt requested, addressed to Borrower at the address set forth in the Loan Agreement and service so made shall be complete ten (10) days after the same has been posted.

5.4. Reimbursement of Expenses. The Borrower agrees to pay the reasonable costs, expenses and fees, including without limitation reasonable legal fees and out-of-pocket expenses of Riggs, Abney, Neal, Turpen, Orbison & Lewis, legal counsel to the Lender, incurred by Lender in connection herewith.

5.5. Release of Lender. In consideration of the amendments contained herein, the Borrower and Guarantor hereby waive and release the Lender from any and all claims, damages, disputes, defenses and setoffs, known or unknown, which may have arisen or accrued under the Loan Agreement and the other Loan Documents and the transactions contemplated thereby.

5.6. No Waiver. Borrower expressly acknowledges and agrees that the execution of this Amendment shall not constitute a waiver, and shall not preclude the exercise, of any right, power or remedy granted to Lender in any Loan Document, or as provided by applicable law. No previous amendment, modification, extension or compromise entered into with respect to any obligations of Borrower to Lender shall constitute a course of dealing or be inferred or construed as constituting an expressed or implied understanding to enter into any future modification, extension, waiver or compromise. No delay on the part of Lender in exercising any right, power, or remedy shall operate as a waiver thereof, or otherwise prejudice Lender’s rights, powers, or remedies.

5.7. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

5.8. USA Patriot Act Notification. The Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act of 2001, 31 U.S.C. Section 5318, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Lender to identify the Borrower in accordance therewith.

5.9. Late Fees. To the extent any payment due under any Loan Document is not paid within 10 calendar days of the due date therefore, and, to the extent that the following described fee is deemed to constitute interest, subject to any usury savings clause in the Loan Documents and to the extent permitted by law, in addition to any interest or other fees and charges due under the applicable Loan Document, Borrower shall pay Lender a late fee equal to 5% of the amount of the payment that was required to have been made. Borrower agrees that the charges set forth herein are reasonable compensation to Lender for the acceptance and handling of such late payments.

5.10. Waiver of Jury Trial. Each of Borrower and Lender hereby irrevocably waives any and all right to trial by jury in any legal actions or proceeding arising out of or relating to the Loan Documents or the transactions contemplated thereby and agrees that any such action or proceeding shall be tried before a court and not before a jury. Each of Borrower and Lender acknowledges that this waiver is a material inducement to enter into a business relationship, and that each has relied on the waiver in entering into this Amendment and the other Loan Documents, and that each will continue to rely on this waiver in their related future dealings. Each of Borrower and Lender warrants and represents that each has had the opportunity of reviewing this jury waiver with legal counsel, and that each knowingly and voluntarily waives its jury trial rights.

5.11. Borrower must provide evidence that flood insurance is not required of Lender; provided, that if the Mortgaged Property is located in a special flood hazard area, a notification thereof shall be provided to and acknowledged by the mortgagor, and adequate proof of flood insurance (either a declaration page or an application for flood insurance accompanied by proof of payment) must be delivered to Lender, equal to the lesser of (i) the outstanding principal balance of the Loan, (ii) the maximum amount available under the NFIP for the particular type of improvement, or (iii) the full insurable value of the improvement.

[SIGNATURE PAGE FOLLOWS]

“Borrower”

ADDVANTAGE TECHNOLOGIES GROUP, INC.,
an Oklahoma corporation

By /s/ Scott A. Francis
  Scott A. Francis, Vice President, Chief
  Financial Officer and Chief Accounting
  Officer

“Lender”

BOKF, NA dba Bank of Oklahoma

By /s/ Timberly Greenly
  Timberly Greenly,
  Assistant Vice President

RATIFICATION OF GUARANTY

As inducement for the Lender to enter into the Amendment Two to Amended and Restated Revolving Credit and Term Loan Agreement (“Amendment”) dated effective November 30, 2012 to which this Ratification is affixed, the undersigned Guarantors each hereby agrees to the Amendment, including without limitation Section 3.5 of the Amendment. This Ratification may be executed in multiple counterparts.

ADDVANTAGE TECHNOLOGIES GROUP OF MISSOURI, INC., a Missouri corporation

By /s/ Scott A. Francis
  Scott A. Francis, Secretary/Treasurer

ADDVANTAGE TECHNOLOGIES GROUP OF NEBRASKA, INC., a Nebraska corporation

By /s/ Scott A. Francis
  Scott A. Francis, Secretary/Treasurer

ADDVANTAGE TECHNOLOGIES GROUP OF TEXAS, INC., a Texas corporation

By /s/ Scott A. Francis
  Scott A. Francis, Secretary/Treasurer

NCS INDUSTRIES, INC.,
a Pennsylvania corporation

By /s/ Scott A. Francis
  Scott A. Francis, Secretary/Treasurer

TULSAT CORPORATION,
an Oklahoma corporation

By /s/ Scott A. Francis
  Scott A. Francis, Secretary/Treasurer

TULSAT-ATLANTA, L.L.C.,
an Oklahoma limited liability company

By ADDvantage Technologies Group, Inc.
Its sole member and manager

By /s/ Scott A. Francis
  Scott A. Francis, Vice President, Chief
  Financial Officer and Chief
  Accounting Officer

ADAMS GLOBAL COMMUNICATIONS, LLC,
an Oklahoma limited liability company (formerly known as BROADBAND REMARKETING INTERNATIONAL, LLC)

By /s/ Scott A. Francis
  Scott A. Francis, Secretary/Treasurer

[JONES BROADBAND INTERNATIONAL, INC. AND TULSAT-PENNSYLVANIA, L.L.C., ARE
INTENTIONALLY OMITTED.]

RATIFICATION OF COLLATERAL DOCUMENTS

As inducement for the Lender to enter into the Amendment Two to Amended and Restated Revolving Credit and Term Loan Agreement (“Amendment”) dated effective November 30, 2012, to which this Ratification is affixed, the undersigned grantors each hereby agrees to Section 3.6 of the Amendment. This Ratification may be executed in multiple counterparts.

ADDVANTAGE TECHNOLOGIES GROUP, INC.,
an Oklahoma corporation

By /s/ Scott A. Francis
  Scott A. Francis, Vice President, Chief
  Financial Officer and Chief Accounting
  Officer

ADDVANTAGE TECHNOLOGIES GROUP OF MISSOURI, INC.,
a Missouri corporation

By /s/ Scott A. Francis
  Scott A. Francis, Secretary/Treasurer

ADDVANTAGE TECHNOLOGIES GROUP OF NEBRASKA, INC.,
a Nebraska corporation

By /s/ Scott A. Francis
  Scott A. Francis, Secretary/Treasurer

ADDVANTAGE TECHNOLOGIES GROUP OF TEXAS, INC.,
a Texas corporation

By /s/ Scott A. Francis
  Scott A. Francis, Secretary/Treasurer

NCS INDUSTRIES, INC.,
a Pennsylvania corporation

By /s/ Scott A. Francis
  Scott A. Francis, Secretary/Treasurer

TULSAT CORPORATION,
an Oklahoma corporation

By /s/ Scott A. Francis
  Scott A. Francis, Secretary/Treasurer

TULSAT-ATLANTA, L.L.C.,
an Oklahoma limited liability company

By ADDvantage Technologies Group, Inc.
Its sole member and manager

By /s/ Scott A. Francis
  Scott A. Francis, Vice President, Chief
  Financial Officer and Chief
  Accounting Officer

ADAMS GLOBAL COMMUNICATIONS, LLC,
an Oklahoma limited liability company (formerly known as BROADBAND REMARKETING INTERNATIONAL, LLC)

By /s/ Scott A. Francis
  Scott A. Francis, Secretary/Treasurer

Exhibit “A”

PROMISSORY NOTE

$7,000,000
Effective November 30, 2012
Tulsa, Oklahoma

FOR VALUE RECEIVED, the undersigned, ADDVANTAGE TECHNOLOGIES GROUP, INC., an Oklahoma corporation ("Maker"), promises to pay to the order of BOKF, NA dba Bank of Oklahoma ("Lender"), at its offices in Tulsa, Oklahoma, the principal sum of SEVEN MILLION AND NO/100 DOLLARS ($7,000,000.00) or so much thereof as may have been advanced from time to time pursuant to the Loan Agreement (defined below), together with interest thereon from the date of disbursement at a rate equal to the Interest Rate (defined below), payable as follows:

a. Principal. Principal shall be payable at Maturity.

b. Interest. Interest shall be payable quarterly on the last day of each February, May, August, and November, commencing February 28, 2013, and at Maturity.

In addition to terms defined elsewhere in this Note, the following terms shall have the following definitions:

“Base Rate” means the Daily Floating LIBOR Rate, plus 2.75% per annum.

“Business Day” means any day other than a Saturday, Sunday or legal holiday on which commercial banks are authorized or required to be closed in Tulsa, Oklahoma.

“Default Rate” means the rate per annum equal to the lesser of: (i) the Base Rate plus six percent (6%) per annum; or (ii) the Maximum Rate.

“Event of Default” means: (i) any failure by Maker to pay any installment of principal or interest when due under this Note; (ii) any failure by Maker to pay any other sums owed to Lender when due under this Note; (iii) any failure by Maker to pay this Note in full on or before the Maturity Date; or (iv) the occurrence of any Event of Default under the Loan Agreement or any other Loan Documents.

“Interest Rate” means the lesser of: (i) the Maximum Rate; or (ii) the Base Rate or Default Rate, whichever is in effect from time to time hereunder.

"Daily Floating LIBOR Rate" means, for any day, the British Bankers' Association LIBOR rate for a period of one month for deposits in U.S. dollars as reported on the Bloomberg Professional Service Page BBAM 1 as the offered rate for loans in United States dollars for thirty (30) day periods under the caption British Bankers Association LIBOR Rates as of 11:00 a.m. (London time), announced on such day (or if such day is not a Business Day, the immediately preceding Business Day) divided by (ii) the sum of one minus the daily maximum reserve requirement (expressed as a decimal) then imposed under Regulation D of the Board of Governors of the Federal Reserve System (or any successor thereto) for “Eurocurrency Liabilities” (as defined therein). If Bloomberg Professional Service no longer reports the LIBOR or Lender determines in good faith that the rate so reported no longer accurately reflects the rate available to Lender in the London Interbank Market or if such index no longer exists or if Page BBAM 1 no longer exists or accurately reflects the rate available to Lender in the London Interbank Market, Lender may select a replacement index or replacement page, as the case may be.

“Loan” means the loan from Lender to Maker in the original principal amount of $7,000,000 evidenced by this Note and the Loan Agreement.

“Loan Agreement” means that certain Amended and Restated Revolving Credit and Term Loan Agreement dated November 30, 2010 by and between Maker and Lender evidencing the Loan, together with any amendments or modifications thereto.

“Loan Documents” shall have the meaning set forth in the Loan Agreement and in any event shall include this Note, the Loan Agreement and any other instruments, documents and agreements relating thereto, now existing or hereafter arising.

“Maturity Date” means the earliest to occur of: (i) November 29, 2013; or (ii) the date on which the entire principal amount evidenced by this Note and all accrued and unpaid interest thereon shall be paid or be required to be paid in full, whether by prepayment, acceleration or otherwise in accordance with the terms of this Note, the Loan Agreement or any of the Loan Documents.

“Maximum Rate” means the maximum interest rate allowed by applicable law in effect with respect to the Loan on the date for which a determination of interest accrued hereunder is made and after taking into account all fees, payments and other charges which are, under applicable law, characterized as interest.

“Note” means this $7,000,000 Promissory Note.

If any payment shall be due on a day other than a Business Day, such payment shall be due and payable on the next succeeding Business Day and interest shall accrue to such day. All interest due hereon shall be computed on the actual number of days elapsed (365 or 366) based upon a 360-day year.

All payments under this Note shall be made in lawful currency of the United States of America in immediately available funds at Lender's office described above without abatement, counterclaim or set-off, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the holder hereof shall have received credit therefor from the holder's collecting agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn.

If from any circumstances whatsoever fulfillment of any provision hereof or any of such other agreements shall cause the amount paid to exceed the Maximum Rate, then ipso facto, the amount paid to Lender shall be reduced to the Maximum Rate, and if from any such circumstances Lender shall receive interest which exceeds the maximum Rate, such amount which would be excessive interest shall be applied to the reduction of the principal of this Note and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Note, and following application thereof to any other costs, expenses and fees due and owing to Lender under the Loan Agreement or any other Loan Documents, such excess shall be refunded to Maker.

Upon the occurrence of an Event of Default, this Note and all interest accrued hereon shall become due and payable at the election of the holder hereof, without notice or demand. The payment and acceptance of any sum on account of the Note shall not be considered a waiver of such right of election. Upon and after the occurrence of any Event of Default, the outstanding principal balance of this Note shall accrue interest at the Default Rate.

The obligations of Maker hereunder are independent of the obligations to Lender of any present or future guarantor, endorser or other obligor, or any other party who now or hereafter becomes liable under the Note by contract, by operation of law or otherwise (Maker and each such other party are also referred to as an “Obligor”).

Maker waives: (i) diligence, notice of default, non-payment, demand for payment, notice of acceptance of this instrument, the Loan Agreement or any other Loan Documents, and indulgences and notices of any kind; (ii) any delay or failure of Lender in the exercise of any right or remedy; (iii) the release, compromise, subordination, substitution, impairment, or failure to perfect any security or any rights or remedies against any Obligor; (iv) any right to marshaling, subrogation, reimbursement or indemnity, until all indebtedness owed to Lender has been fully and indefeasibly paid and Maker’s ability to obtain credit under the Loan Agreement has been irrevocably terminated; (v) any right to request or obtain from Lender information on any Obligor; and (vi) any act, omission or thing which might operate as a legal or equitable defense or discharge of any Obligor(s). Without limiting any other provisions of this Note, Maker waives presentment, demand for payment, protest, notice of nonpayment, and all suretyship defenses.

Without notice to, or further consent of any Obligor, Maker consents to: (i) every renewal, forbearance, extensions of time, and other change in the terms or conditions of any indebtedness; (ii) every waiver of Lender’s rights against any Obligor or any security, without such waiver prohibiting the later exercise of the same or similar rights; and (iii) any election of rights or remedies by Lender, including Lender’s enforcement of this Note without first pursuing Lender’s rights against any Obligor or any security. Any bankruptcy, insolvency, merger, consolidation, dissolution or death of any Obligor shall not affect Maker’s obligations to Lender hereunder. Maker subordinates any claim or security it now or hereafter may have against any other Obligor(s) or its assets to any indebtedness Maker owes to Lender. Without limiting any of Lender’s rights or Maker’s obligations, Maker waives all suretyship defenses. Maker agrees that Lender shall have no duty to advise any Obligor of any information regarding any circumstances bearing upon the risk of nonpayment of any indebtedness owed by Maker to Lender.

Maker and any other Obligor will, on demand, pay all costs, expenses and fees incurred by the holder hereof in connection with the enforcement and collection of this Note, including without limitation reasonable attorneys’ fees, together with any other such costs, expenses and fees required to be paid by Maker under any other Loan Documents. A photographic or other reproduction of this Note shall be admissible in evidence with the same effect as the original Note in any judicial or other proceeding, whether or not the original is in existence.

Notwithstanding any course of dealing or course of performance: (i) neither failure nor delay on the part of Lender to exercise any right, power, or privilege hereunder shall operate, expressly or impliedly, as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege; (ii) no notice to or demand upon Maker shall be deemed to be a waiver of the obligation of Maker or the right of Lender to take further action without notice or demand; and (iii) no amendment, modification, rescission, waiver or release of any provision of this Note shall be effective unless the same shall be in writing and signed by the holder hereof.

At any time after the occurrence of an Event of Default, without demand or notice (which Maker expressly waives), and regardless of the adequacy of any other collateral security, Lender may set off against any and all accounts, deposits, credits, collateral and other property now of hereafter in Lender’s possession, custody, safekeeping or control (all of the foregoing whether in Maker’s sole name, jointly with other, or for a specific purpose), and apply same to the amounts outstanding under this Note.

If any provision of this Note or any payments pursuant to this Note shall be held invalid or unenforceable to any extent, the remainder of this Note and any other payments hereunder shall not be affected thereby and shall continue to be valid and enforceable to the fullest extent permitted by applicable law.

To the extent any principal and interest due under any Loan Document is not paid within 10 calendar days of the due date therefore, and, to the extent that the following described fee is deemed to constitute interest, subject to the savings clause set forth in this Note, in addition to any interest or other fees and charges due hereunder or under the applicable Loan Document, Borrower shall pay a late fee equal to 5% of the amount of the payment that was to have been made. Borrower agrees that the charges set forth herein are reasonable compensation to Lender for the acceptance and handling of such late payments. The imposition or collection of this fee shall not, however, constitute a waiver of any default or demand by Lender.

THIS NOTE AND ALL MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OKLAHOMA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. MAKER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF TULSA, STATE OF OKLAHOMA AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE LITIGATED IN SUCH COURTS. MAKER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. MAKER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON MAKER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO MAKER AT THE ADDRESS SET FORTH IN THIS AGREEMENT OR THE LOAN AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

EACH OF MAKER AND LENDER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH OF MAKER AND LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, WHICH EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS NOTE AND THE OTHER LOAN DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF MAKER AND LENDER WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

This Note is given for an actual loan of money for business purposes and not for personal, family, household, agricultural or residential purposes, and is executed and delivered in the State of Oklahoma and shall be governed by and construed in accordance with the laws of the State of Oklahoma. This Note may not be changed orally, but only by and agreement in writing signed by Maker and Lender.

Unless otherwise provided herein, all notices, demands and requests required or desired to be given hereunder shall be delivered in accordance with the Loan Agreement.

This Note constitutes an extension, renewal and modification, but not a novation or payment, of the $7,000,000 Promissory Note dated November 30, 2011, payable by Maker to the order of Lender.

ADDVANTAGE TECHNOLOGIES GROUP, INC.,
an Oklahoma corporation

By /s/ Scott A. Francis
  Scott A. Francis, Vice President, Chief
  Financial Officer and Chief Accounting
  Officer